Exhibit 10.67
TCW ASSET MANAGEMENT COMPANY
865 South Figueroa Street, suite 1800
Los Angeles, California 90017
February 28, 2009
Rio Vista Penny LLC
2601 Northwest Expressway #902E
Oklahoma City, Oklahoma 93112
Attention: Ian Bothwell

Re:
Note Purchase Agreement, dated as of November 19, 2007 (as amended, supplemented or otherwise modified, the “Note Purchase Agreement”), by and among RIO VISTA PENNY LLC, an Oklahoma limited liability company (“Company”), the Holders party thereto, and TCW ASSET MANAGEMENT COMPANY, as Administrative Agent.

Gentlemen:
Reference is made to the Note Purchase Agreement. Terms that are defined in the Note Purchase Agreement and not otherwise defined herein are used herein with the meanings given them in the Note Purchase Agreement.
Company has requested that Holders extend the required payments of principal and accrued interest that are due and payable on February 28, 2009 and also to extend the date to deliver the Engineering Report effective as of November 1, 2008, in each case to March 23, 2009. Accordingly, in reliance upon the representations, warranties, covenants, and waivers of the Restricted Persons contained in this Letter, and subject to the terms and conditions of this Letter, Administrative Agent and Holders hereby agree that (i) the mandatory principal payment in respect of the Notes due and payable on the December 2008 Quarterly Payment Date pursuant Section 2.8(a) of the Note Purchase Agreement is hereby extended to March 23, 2009 (which was previously extended to February 28, 2009 by letter agreement dated December 30, 2008 among the parties hereto), (ii) the required payment of accrued interest in respect of the Notes due and payable on the December 2008 Quarterly Payment Date is hereby extended to March 23, 2009 (which was previously extended to February 28, 2009 by letter agreement dated December 30, 2008 among the parties hereto), and (iii) the delivery of the Engineering Report to be effective as of November 1, 2008 that was due prior to December 1, 2008 pursuant to Section 7.2(i) of the Note Purchase Agreement is hereby extended to March 23, 2009 (which was previously extended to February 28, 2009 by letter agreement dated December 30, 2008 among the parties hereto).
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

Pursuant to the terms of the Warrant, Warrant Owner is entitled at any time and from time to time to purchase from Parent common units of Parent (the “Units”) upon the terms and conditions as set forth therein. Holder Parties and Restricted Persons are engaged in ongoing discussions relating to various restructuring options with respect to the Obligations. During the pendency of such discussions, Warrant Owner has agreed to provide certain advance notice prior to exercising its right to purchase Units. Accordingly, in reliance upon the representations, warranties, covenants, and waivers of the Restricted Persons contained in this Letter, and subject to the terms and conditions of this Letter and notwithstanding the terms of the Warrant, Warrant Owner hereby agrees that it will not exercise its right to purchase more than 400,000 Units (subject to adjustment as provided for in the Warrant) without providing at least 62 days prior written notice to Parent.
In order to induce Holder Parties to enter into this Letter, Company represents and warrants to each Holder Party that the representations and warranties contained in Article V of the Note Purchase Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date. Company hereby further acknowledges, confirms and agrees that as of the close of business on February 28, 2009, Company is indebted to Holders in respect of the Loans in the aggregate principal amount of $24,700,000.00 and in respect of accrued but unpaid interest related thereto in the amount of $1,395,893.06. All such Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Company to Administrative Agent and Holders under the Note Documents, are unconditionally owing by Company to Administrative Agent and Holders, without offset, defense or counterclaim of any kind, nature or description whatsoever. Company (and each other Restricted Person by execution of the attached Consent and Reaffirmation) hereby acknowledges, confirms and agrees that Administrative Agent and Holders have and shall continue to have valid, enforceable and perfected first-priority Liens in the Collateral heretofore granted to Administrative Agent and Holders pursuant to the Note Documents or otherwise granted to or held by such Persons.
To induce Holder Parties to enter into this Letter, Company (and each other Restricted Person by execution of the attached Consent and Reaffirmation) hereby (a) represents and warrants that as of the date of this Letter there are no claims or offsets against or defenses or counterclaims to its obligations under the Note Documents, and waives any and all such claims, offsets, defenses, or counterclaims, whether known or unknown, arising prior to the date of this Letter, (b) releases and forever discharges the Released Persons from any and all Released Claims, and (c) covenants not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Released Person. The Restricted Persons acknowledge and agree that such release is a general release of any and all Released Claims that constitutes a full and complete satisfaction for all or any alleged injuries or damages arising out of or in connection with the Released Claims, all of which are herein compromised and settled. As used in this paragraph, “Released Claims” and “Released Persons” mean:
“Released Claims” means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Note Documents or any default or event of default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Note Document or any default or event of default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the various Restricted Persons and Holder Parties.
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

“Released Persons” means Administrative Agent, Holders, and Royalty Owner, together with their respective employees, agents, attorneys, officers, partners, shareholders, accountants, consultants, and directors, and their respective successors and assigns.
The Note Purchase Agreement and the other Note Documents are hereby ratified and confirmed in all respects. Except as expressly set forth above, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of Administrative Agent or Holders under the Note Purchase Agreement or any other Note Document, nor constitute a waiver of any provision of the Note Purchase Agreement or any other Note Document.
THIS LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
This Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Letter may be executed by facsimile signature and all such signatures shall be effective as originals.
This Letter is a “Note Document”, as defined in the Note Purchase Agreement, and, except as expressly provided herein to the contrary, this Letter is subject to all provisions of the Note Purchase Agreement governing such Note Documents.
Please execute a counterpart of this Letter in the place provided below to evidence your agreement to the foregoing and your continuing ratification of the Note Purchase Agreement and the other Note Documents in consideration hereof, whereupon this Letter shall become effective as of the date first written above.

Yours truly, TCW ASSET MANAGEMENT COMPANY, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

HOLDERS:

TCW ENERGY FUND X — NL, L.P., a California limited partnership

By:	TCW (ENERGY X), LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:
Name: Title:

By:
Name: Title:

TCW ENERGY FUND XB — NL, L.P., a California limited partnership

By:	TCW (ENERGY X), LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:
Name: Title:

By:
Name: Title:
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

TCW ENERGY FUND XC — NL, L.P., a California limited partnership

By:	TCW (ENERGY X), LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:
Name: Title:

By:
Name: Title:

TCW ENERGY FUND XD — NL, L.P., a California limited partnership

By:	TCW (ENERGY X), LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:
Name: Title:

By:
Name: Title:
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 3, 2003 among Ensign Peak Advisors, Inc., TCW Asset Management Company and Trust Company of the West, a California trust company, as Sub-Custodian

By:
Name:
Title:

By:
Name:
Title:

TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 11, 2003 among Harry L. Bradley, Jr. Partition Trust, Harry L. Bradley, Jr. Trust, Jane Bradley Uihlien Pettit Partition Trust, Jane Bradley Uihlien Trust, TCW Asset Management Company and Trust Company of the West, a California trust company, as Sub-Custodian

By:
Name:
Title:

By:
Name:
Title:
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of March 18, 2004 among ING Life Insurance and Annuity Company, TCW Asset Management Company and Trust Company of the West, a California trust company, as Sub-Custodian

By:

Name: Title:

By:

Name: Title:

WARRANT OWNER:

ENERGY FUNDS X HOLDINGS, L.P., a California limited partnership

By:	TCW (ENERGY X), LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

By:
Name: Title:

By:
Name: Title:
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

Accepted and agreed to as of the date first written above: RIO VISTA PENNY LLC

By:
Ian Bothwell Manager
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

CONSENT AND REAFFIRMATION
Each of the undersigned hereby (i) consents to the provisions of this Letter Agreement and the transactions contemplated herein and agrees to the provisions therein related to it as a Restricted Person, (ii) ratifies and confirms the Management Services Agreement, the Guaranty dated November 19, 2007, and the other Note Documents, in each case to which it is a party, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Letter Agreement, and (iv) agrees that the Management Services Agreement, such Guaranty, and such other Note Documents shall remain in full force and effect.

RIO VISTA ECO LLC
By:
Ian Bothwell
Manager

RIO VISTA GO LLC
By:
Ian Bothwell
Manager

GO, LLC
By:
Ian Bothwell
Manager

MV PIPELINE COMPANY
By:
Ian Bothwell
President
[Letter Agreement]

Rio Vista Penny LLC
February 28, 2009

RIO VISTA OPERATING LLC
By:
Ian Bothwell
Manager

RIO VISTA ENERGY PARTNERS L.P.
By: Rio Vista GP LLC, its general partner

By:
Ian Bothwell
Manager
[Letter Agreement]